DHG (logo)

Report of Independent Registered Public Accounting Firm

Park Bridge Lender Services LLC Management

We have examined management of Park Bridge Lender Services LLC’s (the “Company”) assertion that the Company complied with the servicing criteria set forth in Item 1122(d) of the Securities and Exchange Commission’s Regulation AB for all transactions for specific pools identified in Exhibit A that are backed by certain commercial mortgage loans for which the Company processed in its capacity as trust advisor or operating advisor (the “Platform”), excluding criteria 1122(d)(1)(i)–1122(d)(1)(v), 1122(d)(2)(i)-1122(d)(2)(vii), 1122(d)(3)(ii)-1122(d)(3)(iv), 1122(d)(4)(i)–1122(d)(4)(vi) and 1122(d)(4)(viii)-1122(d)(4)(xv), which management has determined are not applicable to the activities performed by the Company with respect to the Platform, included in the accompanying Management’s Report on Assessment of Compliance with the Securities and Exchange Commission’s Regulation AB Servicing Criteria dated January 31, 2022 as of and for the year ended December 31, 2021. The Company’s management is responsible for its assertion. Our responsibility is to express an opinion on management’s assertion about the Company’s compliance with the specified requirements based on our examination.

Our examination was conducted in accordance with the standards of the Public Company Accounting Oversight Board (United States) and in accordance with attestation standards established by the American Institute of Certified Public Accountants. Those standards require that we plan and perform the examination to obtain reasonable assurance about whether management’s assertion about compliance with the specified requirements is fairly stated, in all material respects. An examination involves performing procedures to obtain evidence about whether management’s assertion is fairly stated, in all material respects. The nature, timing, and extent of the procedures selected depend on our judgment, including an assessment of the risks of material misstatement of management’s assertion, whether due to fraud or error. We believe that the evidence we obtained is sufficient and appropriate to provide a reasonable basis for our opinion.

Our examination does not provide a legal determination on the Company’s compliance with the specified requirements.

In our opinion, management’s assertion that the Company complied with the aforementioned applicable servicing criteria included in the accompanying Management’s Report on Assessment of Compliance with Securities and Exchange Commission’s Regulation AB Servicing Criteria dated January 31, 2022 as of and for the year ended December 31, 2021 is fairly stated, in all material respects.

/s/ Dixon Hughes Goodman LLP

Tampa, FL

January 31, 2022

DHG is registered in the U.S. Patent and Trademark Office to Dixon Hughes Goodman LLP.

1

Exhibit A

Asserting Party’s 2021 Servicing Platform

Applicable Certification Period

Securitization Transaction	Start Date		End Date
3650 2021-PF1	November 18, 2021	to	December 31, 2021
AOA 2021-1177	November 04, 2021	to	December 31, 2021
AREIT 2019-CRE3	January 01, 2021	to	December 31, 2021
AREIT 2021-CRE5	October 05, 2021	to	December 31, 2021
AVMT 2018-AVM	January 01, 2021	to	December 31, 2021
BACM 2016-UBS10	January 01, 2021	to	December 31, 2021
BACM 2017-BNK3	January 01, 2021	to	December 31, 2021
BAMLL 2020-JGDN	January 01, 2021	to	December 15, 2021
BAMLL 2021-JACX	September 15, 2021	to	December 31, 2021
Bancorp 2016-CRE1	January 01, 2021	to	August 17, 2021
Bancorp 2017-CRE2	January 01, 2021	to	December 31, 2021
Bancorp 2018-CRE3	January 01, 2021	to	December 31, 2021
Bancorp 2018-CRE4	January 01, 2021	to	December 31, 2021
Bancorp 2019-CRE5	January 01, 2021	to	December 31, 2021
BANK 2017-BNK5	January 01, 2021	to	December 31, 2021
BANK 2017-BNK6	January 01, 2021	to	December 31, 2021
BANK 2017-BNK8	January 01, 2021	to	December 31, 2021
BANK 2017-BNK9	January 01, 2021	to	December 31, 2021
BANK 2018-BNK11	January 01, 2021	to	December 31, 2021
BANK 2018-BNK12	January 01, 2021	to	December 31, 2021
BANK 2018-BNK14	January 01, 2021	to	December 31, 2021
BANK 2018-BNK15	January 01, 2021	to	December 31, 2021
BANK 2019-BNK16	January 01, 2021	to	December 31, 2021
BANK 2019-BNK19	January 01, 2021	to	December 31, 2021
BANK 2019-BNK20	January 01, 2021	to	December 31, 2021
BANK 2019-BNK21	January 01, 2021	to	December 31, 2021
BANK 2019-BNK23	January 01, 2021	to	December 31, 2021
BANK 2019-BNK24	January 01, 2021	to	December 31, 2021
BANK 2020-BNK26	January 01, 2021	to	December 31, 2021
BANK 2020-BNK27	January 01, 2021	to	December 31, 2021
BANK 2020-BNK28	January 01, 2021	to	December 31, 2021
BANK 2020-BNK30	January 01, 2021	to	December 31, 2021
BANK 2021-BNK31	February 11, 2021	to	December 31, 2021
BANK 2021-BNK32	March 24, 2021	to	December 31, 2021
BANK 2021-BNK33	May 20, 2021	to	December 31, 2021
BANK 2021-BNK35	August 11, 2021	to	December 31, 2021
BANK 2021-BNK37	November 22, 2021	to	December 31, 2021
BBCMS 2017-C1	January 01, 2021	to	December 31, 2021

 Exhibit A - 3

Exhibit A

Asserting Party’s 2021 Servicing Platform

Applicable Certification Period

Securitization Transaction	Start Date		End Date
BBCMS 2018-C2	January 01, 2021	to	December 31, 2021
BBCMS 2019-BWAY	January 01, 2021	to	December 31, 2021
BBCMS 2019-C4	January 01, 2021	to	December 31, 2021
BBCMS 2020-C7	January 01, 2021	to	December 31, 2021
BBCMS 2021-C11	September 29, 2021	to	December 31, 2021
BBCMS 2021-C9	March 10, 2021	to	December 31, 2021
BCP 2021-330N	June 29, 2021	to	December 31, 2021
BDS 2020-FL6	January 01, 2021	to	December 31, 2021
BDS 2021-FL8	August 05, 2021	to	December 31, 2021
BFLD 2019-DPLO	January 01, 2021	to	December 31, 2021
BFLD 2020-EYP	January 01, 2021	to	December 31, 2021
BFLD 2020-OBRK	January 01, 2021	to	December 31, 2021
BFLD 2021-FPM	June 22, 2021	to	December 31, 2021
BHPT 2019-BXHP	January 01, 2021	to	December 31, 2021
BLOX 2021-BLOX	August 31, 2021	to	December 31, 2021
BMARK 2018-B1	January 01, 2021	to	December 31, 2021
BMARK 2018-B3	January 01, 2021	to	December 31, 2021
BMARK 2018-B4	January 01, 2021	to	December 31, 2021
BMARK 2018-B6	January 01, 2021	to	December 31, 2021
BMARK 2018-B7	January 01, 2021	to	December 31, 2021
BMARK 2019-B13	January 01, 2021	to	December 31, 2021
BMARK 2019-B15	January 01, 2021	to	December 31, 2021
BMARK 2019-B9	January 01, 2021	to	December 31, 2021
BMARK 2020-B16	January 01, 2021	to	December 31, 2021
BMARK 2020-B18	January 01, 2021	to	December 31, 2021
BMARK 2020-B21	January 01, 2021	to	December 31, 2021
BMARK 2020-IG1	January 01, 2021	to	December 31, 2021
BMARK 2021-B23	February 18, 2021	to	December 31, 2021
BMARK 2021-B24	March 24, 2021	to	December 31, 2021
BMARK 2021-B26	May 27, 2021	to	December 31, 2021
BMARK 2021-B27	June 29, 2021	to	December 31, 2021
BMARK 2021-B29	September 30, 2021	to	December 31, 2021
BMARK 2021-B30	November 16, 2021	to	December 31, 2021
BPCRE 2021-FL1	March 04, 2021	to	December 31, 2021
BPR 2021-KEN	February 25, 2021	to	December 31, 2021
BPR 2021-NRD	December 22, 2021	to	December 31, 2021
BPR 2021-TY	September 23, 2021	to	December 31, 2021
BPR 2021-WILL	May 27, 2021	to	December 31, 2021

 Exhibit A - 4

Exhibit A

Asserting Party’s 2021 Servicing Platform

Applicable Certification Period

Securitization Transaction	Start Date		End Date
BSREP 2021-DC	August 16, 2021	to	December 31, 2021
BWAY 2021-1450	August 31, 2021	to	December 31, 2021
BX 2018-BILT	January 01, 2021	to	December 31, 2021
BX 2018-GW	January 01, 2021	to	December 31, 2021
BX 2019-OC11	January 01, 2021	to	December 31, 2021
BX 2019-XL	January 01, 2021	to	December 31, 2021
BX 2020-BXLP	January 01, 2021	to	December 31, 2021
BX 2020-VKNG	January 01, 2021	to	December 31, 2021
BX 2021-21M	November 08, 2021	to	December 31, 2021
BX 2021-ACNT	November 19, 2021	to	December 31, 2021
BX 2021-IRON	February 23, 2021	to	December 31, 2021
BX 2021-LGCY	October 21, 2021	to	December 31, 2021
BX 2021-PAC	November 02, 2021	to	December 31, 2021
BX 2021-SDMF	September 28, 2021	to	December 31, 2021
BX 2021-VINO	May 27, 2021	to	December 31, 2021
BX 2021-VOLT	September 29, 2021	to	December 31, 2021
BX 2021-XL2	October 26, 2021	to	December 31, 2021
BXMT 2017-FL1	January 01, 2021	to	April 16, 2021
CAMB 2021-CX2	November 09, 2021	to	December 31, 2021
Carbon 2019-FL2	January 01, 2021	to	December 31, 2021
CCUBS 2017-C1	January 01, 2021	to	December 31, 2021
CD 2016-CD1	January 01, 2021	to	December 31, 2021
CD 2016-CD2	January 01, 2021	to	December 31, 2021
CD 2017-CD3	January 01, 2021	to	December 31, 2021
CD 2017-CD4	January 01, 2021	to	December 31, 2021
CD 2017-CD5	January 01, 2021	to	December 31, 2021
CD 2017-CD6	January 01, 2021	to	December 31, 2021
CD 2018-CD7	January 01, 2021	to	December 31, 2021
CD 2019-CD8	January 01, 2021	to	December 31, 2021
CF 2019-BOSS	January 01, 2021	to	December 31, 2021
CF 2019-CF1	January 01, 2021	to	December 31, 2021
CF 2019-CF2	January 01, 2021	to	December 31, 2021
CF 2019-CF3	January 01, 2021	to	December 31, 2021
CF 2019-MF1	January 01, 2021	to	November 15, 2021
CF 2020-P1	January 01, 2021	to	December 31, 2021
CFCRE 2016-C3	January 01, 2021	to	December 31, 2021
CFCRE 2016-C4	January 01, 2021	to	December 31, 2021
CFCRE 2016-C6	January 01, 2021	to	December 31, 2021

 Exhibit A - 5

Exhibit A

Asserting Party’s 2021 Servicing Platform

Applicable Certification Period

Securitization Transaction	Start Date		End Date
CFCRE 2016-C7	January 01, 2021	to	December 31, 2021
CFCRE 2017-C8	January 01, 2021	to	December 31, 2021
CFCRE 2018-TAN	January 01, 2021	to	December 31, 2021
CGCMT 2014-GC21	January 01, 2021	to	December 31, 2021
CGCMT 2014-GC25	January 01, 2021	to	December 31, 2021
CGCMT 2015-GC27	January 01, 2021	to	December 31, 2021
CGCMT 2015-GC35	January 01, 2021	to	December 31, 2021
CGCMT 2015-P1	January 01, 2021	to	December 31, 2021
CGCMT 2016-C1	January 01, 2021	to	December 31, 2021
CGCMT 2016-GC37	January 01, 2021	to	December 31, 2021
CGCMT 2016-P3	January 01, 2021	to	December 31, 2021
CGCMT 2016-P4	January 01, 2021	to	December 31, 2021
CGCMT 2016-P5	January 01, 2021	to	December 31, 2021
CGCMT 2016-P6	January 01, 2021	to	December 31, 2021
CGCMT 2017-C4	January 01, 2021	to	December 31, 2021
CGCMT 2017-P7	January 01, 2021	to	December 31, 2021
CGCMT 2018-B2	January 01, 2021	to	December 31, 2021
CGCMT 2018-C6	January 01, 2021	to	December 31, 2021
CGCMT 2019-GC41	January 01, 2021	to	December 31, 2021
CGCMT 2019-GC43	January 01, 2021	to	December 31, 2021
CGCMT 2019-SMRT	January 01, 2021	to	December 31, 2021
CGCMT 2020-GC46	January 01, 2021	to	December 31, 2021
CHC 2019-CHC	January 01, 2021	to	December 31, 2021
COMM 2012-CCRE2	January 01, 2021	to	December 31, 2021
COMM 2012-CCRE4	January 01, 2021	to	December 31, 2021
COMM 2012-CCRE5	January 01, 2021	to	December 31, 2021
COMM 2012-LC4	January 01, 2021	to	December 31, 2021
COMM 2013-CCRE10	January 01, 2021	to	December 31, 2021
COMM 2013-CCRE11	January 01, 2021	to	December 31, 2021
COMM 2013-CCRE12	January 01, 2021	to	December 31, 2021
COMM 2013-CCRE6	January 01, 2021	to	December 31, 2021
COMM 2013-CCRE7	January 01, 2021	to	December 31, 2021
COMM 2013-CCRE8	January 01, 2021	to	December 31, 2021
COMM 2013-CCRE9	January 01, 2021	to	December 31, 2021
COMM 2013-LC13	January 01, 2021	to	December 31, 2021
COMM 2013-LC6	January 01, 2021	to	December 31, 2021
COMM 2014-CCRE14	January 01, 2021	to	December 31, 2021
COMM 2014-CCRE15	January 01, 2021	to	December 31, 2021

 Exhibit A - 6

Exhibit A

Asserting Party’s 2021 Servicing Platform

Applicable Certification Period

Securitization Transaction	Start Date		End Date
COMM 2014-CCRE16	January 01, 2021	to	December 31, 2021
COMM 2014-CCRE17	January 01, 2021	to	December 31, 2021
COMM 2014-CCRE18	January 01, 2021	to	December 31, 2021
COMM 2014-CCRE19	January 01, 2021	to	December 31, 2021
COMM 2014-CCRE20	January 01, 2021	to	December 31, 2021
COMM 2014-CCRE21	January 01, 2021	to	December 31, 2021
COMM 2014-LC15	January 01, 2021	to	December 31, 2021
COMM 2014-LC17	January 01, 2021	to	December 31, 2021
COMM 2014-UBS2	January 01, 2021	to	December 31, 2021
COMM 2014-UBS3	January 01, 2021	to	December 31, 2021
COMM 2014-UBS4	January 01, 2021	to	December 31, 2021
COMM 2014-UBS5	January 01, 2021	to	December 31, 2021
COMM 2015-CCRE22	January 01, 2021	to	December 31, 2021
COMM 2015-CCRE24	January 01, 2021	to	December 31, 2021
COMM 2015-CCRE26	January 01, 2021	to	December 31, 2021
COMM 2015-CCRE27	January 01, 2021	to	December 31, 2021
COMM 2015-DC1	January 01, 2021	to	December 31, 2021
COMM 2015-LC19	January 01, 2021	to	December 31, 2021
COMM 2015-LC21	January 01, 2021	to	December 31, 2021
COMM 2015-LC23	January 01, 2021	to	December 31, 2021
COMM 2015-PC1	January 01, 2021	to	December 31, 2021
COMM 2016-667M	January 01, 2021	to	December 31, 2021
COMM 2016-CCRE28	January 01, 2021	to	December 31, 2021
COMM 2016-COR1	January 01, 2021	to	December 31, 2021
COMM 2016-DC2	January 01, 2021	to	December 31, 2021
COMM 2017-COR2	January 01, 2021	to	December 31, 2021
COMM 2018-COR3	January 01, 2021	to	December 31, 2021
COMM 2018-HOME	January 01, 2021	to	December 31, 2021
COMM 2019-GC44	January 01, 2021	to	December 31, 2021
COMM 2020-CX	January 01, 2021	to	December 31, 2021
COMM 2021-2400	December 15, 2021	to	December 31, 2021
COMM 2021-LBA	March 17, 2021	to	December 31, 2021
CSAIL 2015-C1	January 01, 2021	to	December 31, 2021
CSAIL 2015-C2	January 01, 2021	to	December 31, 2021
CSAIL 2016-C6	January 01, 2021	to	December 31, 2021
CSAIL 2016-C7	January 01, 2021	to	December 31, 2021
CSAIL 2017-C8	January 01, 2021	to	December 31, 2021
CSAIL 2017-CX10	January 01, 2021	to	December 31, 2021

 Exhibit A - 7

Exhibit A

Asserting Party’s 2021 Servicing Platform

Applicable Certification Period

Securitization Transaction	Start Date		End Date
CSAIL 2018-CX11	January 01, 2021	to	December 31, 2021
CSAIL 2018-CX12	January 01, 2021	to	December 31, 2021
CSAIL 2019-C15	January 01, 2021	to	December 31, 2021
CSAIL 2019-C17	January 01, 2021	to	December 31, 2021
CSAIL 2020-C19	January 01, 2021	to	December 31, 2021
CSAIL 2021-C20	March 30, 2021	to	December 31, 2021
CSMC 2016-NXSR	January 01, 2021	to	December 31, 2021
CSMC 2017-CALI	January 01, 2021	to	December 31, 2021
CSMC 2017-CHOP	January 01, 2021	to	December 31, 2021
CSMC 2017-LSTK	January 01, 2021	to	March 05, 2021
CSMC 2017-MOON	January 01, 2021	to	December 31, 2021
CSMC 2017-PFHP	January 01, 2021	to	December 31, 2021
CSMC 2018-SITE	January 01, 2021	to	December 31, 2021
CSMC 2019-ICE4	January 01, 2021	to	December 31, 2021
CSMC 2019-UVIL	January 01, 2021	to	December 31, 2021
CSMC 2020-FACT	January 01, 2021	to	December 31, 2021
CSMC 2020-TMIC	January 01, 2021	to	December 31, 2021
CSMC 2021-980M	August 10, 2021	to	December 31, 2021
CSMC 2021-B33	October 19, 2021	to	December 31, 2021
CSMC 2021-BHAR	November 23, 2021	to	December 31, 2021
DAFC 2017-AMO	January 01, 2021	to	December 31, 2021
DBGS 2018-5BP	January 01, 2021	to	December 31, 2021
DBGS 2018-BIOD	January 01, 2021	to	December 31, 2021
DBGS 2018-C1	January 01, 2021	to	December 31, 2021
DBJPM 2016-C1	January 01, 2021	to	December 31, 2021
DBJPM 2016-C3	January 01, 2021	to	December 31, 2021
DBJPM 2020-C9	January 01, 2021	to	December 31, 2021
DBUBS 2017-BRBK	January 01, 2021	to	December 31, 2021
DBWF 2018-AMXP	January 01, 2021	to	December 31, 2021
DBWF 2018-GLKS	January 01, 2021	to	December 31, 2021
DOLP 2021-NYC	April 20, 2021	to	December 31, 2021
ELP 2021-ELP	November 17, 2021	to	December 31, 2021
EQUS 2021-EQAZ	November 03, 2021	to	December 31, 2021
ESA 2021-ESH	July 08, 2021	to	December 31, 2021
FMBT 2019-FBLU	January 01, 2021	to	December 31, 2021
GACM 2020-FL2	January 01, 2021	to	December 31, 2021
GCT 2021-GCT	February 05, 2021	to	December 31, 2021
GPMT 2018-FL1	January 01, 2021	to	December 31, 2021

 Exhibit A - 8

Exhibit A

Asserting Party’s 2021 Servicing Platform

Applicable Certification Period

Securitization Transaction	Start Date		End Date
GPMT 2021-FL3	May 14, 2021	to	December 31, 2021
GRACE 2020-GRCE	January 01, 2021	to	December 31, 2021
GSMS 2013-GCJ12	January 01, 2021	to	December 31, 2021
GSMS 2013-GCJ16	January 01, 2021	to	December 31, 2021
GSMS 2014-GC18	January 01, 2021	to	December 31, 2021
GSMS 2015-GC32	January 01, 2021	to	December 31, 2021
GSMS 2016-GS4	January 01, 2021	to	December 31, 2021
GSMS 2017-GS7	January 01, 2021	to	December 31, 2021
GSMS 2017-STAY	January 01, 2021	to	December 31, 2021
GSMS 2018-3PCK	January 01, 2021	to	December 31, 2021
GSMS 2018-GS10	January 01, 2021	to	December 31, 2021
GSMS 2019-GC39	January 01, 2021	to	December 31, 2021
GSMS 2019-GC42	January 01, 2021	to	December 31, 2021
GSMS 2019-GSA1	January 01, 2021	to	December 31, 2021
GSMS 2019-SOHO	January 01, 2021	to	July 15, 2021
GSMS 2020-GC47	January 01, 2021	to	December 31, 2021
GSMS 2020-TWN3	January 01, 2021	to	December 31, 2021
GSMS 2021-DM	December 16, 2021	to	December 31, 2021
GSMS 2021-IP	October 15, 2021	to	December 31, 2021
GWT 2019-WOLF	January 01, 2021	to	December 31, 2021
HCMT 2017-FL1	January 01, 2021	to	June 15, 2021
HONO 2021-LULU	October 15, 2021	to	December 31, 2021
ILPT 2019-SURF	January 01, 2021	to	December 31, 2021
JPMCC 2013-C10	January 01, 2021	to	December 31, 2021
JPMCC 2018-AON	January 01, 2021	to	December 31, 2021
JPMCC 2018-ASH8	January 01, 2021	to	December 31, 2021
JPMCC 2018-BCON	January 01, 2021	to	December 31, 2021
JPMCC 2018-MINN	January 01, 2021	to	December 31, 2021
JPMCC 2018-PHH	January 01, 2021	to	December 31, 2021
JPMCC 2018-PTC	January 01, 2021	to	December 31, 2021
JPMCC 2018-WPT	January 01, 2021	to	December 31, 2021
JPMCC 2019-ICON	January 01, 2021	to	December 31, 2021
JPMCC 2019-OSB	January 01, 2021	to	December 31, 2021
JPMCC 2020-609M	January 01, 2021	to	December 31, 2021
JPMCC 2020-LOOP	January 01, 2021	to	December 31, 2021
JPMCC 2021-1MEM	October 14, 2021	to	December 31, 2021
JPMCC 2021-2NU	January 29, 2021	to	December 31, 2021
JPMCC 2021-410T	March 12, 2021	to	December 31, 2021

 Exhibit A - 9

Exhibit A

Asserting Party’s 2021 Servicing Platform

Applicable Certification Period

Securitization Transaction	Start Date		End Date
JPMDB 2017-C5	January 01, 2021	to	December 31, 2021
KIND 2021-KDIP	January 28, 2021	to	December 31, 2021
KNDR 2021-KIND	August 16, 2021	to	December 31, 2021
LCCM 2017-LC26	January 01, 2021	to	December 31, 2021
LIFE 2021-BMR	March 30, 2021	to	December 31, 2021
LUXE 2021-MLBH	November 04, 2021	to	December 31, 2021
MARG 2019-MARG	January 01, 2021	to	December 31, 2021
MHC 2021-MHC	April 22, 2021	to	December 31, 2021
MHC 2021-MHC2	May 27, 2021	to	December 31, 2021
MHP 2021-STOR	August 05, 2021	to	December 31, 2021
MRCD 2019-PARK	January 01, 2021	to	December 31, 2021
MSBAM 2012-C5	January 01, 2021	to	December 31, 2021
MSBAM 2013-C10	January 01, 2021	to	December 31, 2021
MSBAM 2013-C13	January 01, 2021	to	December 31, 2021
MSBAM 2014-C14	January 01, 2021	to	December 31, 2021
MSBAM 2014-C18	January 01, 2021	to	December 31, 2021
MSBAM 2014-C19	January 01, 2021	to	December 31, 2021
MSBAM 2015-C20	January 01, 2021	to	December 31, 2021
MSBAM 2015-C22	January 01, 2021	to	December 31, 2021
MSBAM 2015-C24	January 01, 2021	to	December 31, 2021
MSBAM 2015-C26	January 01, 2021	to	December 31, 2021
MSBAM 2016-C28	January 01, 2021	to	December 31, 2021
MSBAM 2016-C29	January 01, 2021	to	December 31, 2021
MSBAM 2016-C30	January 01, 2021	to	December 31, 2021
MSBAM 2016-C31	January 01, 2021	to	December 31, 2021
MSBAM 2016-C32	January 01, 2021	to	December 31, 2021
MSBAM 2017-C33	January 01, 2021	to	December 31, 2021
MSBAM 2017-C34	January 01, 2021	to	December 31, 2021
MSC 2015-MS1	January 01, 2021	to	December 31, 2021
MSC 2015-UBS8	January 01, 2021	to	December 31, 2021
MSC 2016-BNK2	January 01, 2021	to	December 31, 2021
MSC 2016-UBS12	January 01, 2021	to	December 31, 2021
MSC 2017-ASHF	January 01, 2021	to	December 31, 2021
MSC 2017-CLS	January 01, 2021	to	December 31, 2021
MSC 2017-HR2	January 01, 2021	to	December 31, 2021
MSC 2018-H3	January 01, 2021	to	December 31, 2021
MSC 2018-H4	January 01, 2021	to	December 31, 2021
MSC 2018-SUN	January 01, 2021	to	December 31, 2021

 Exhibit A - 10

Exhibit A

Asserting Party’s 2021 Servicing Platform

Applicable Certification Period

Securitization Transaction	Start Date		End Date
MSC 2019-H6	January 01, 2021	to	December 31, 2021
MSC 2019-L3	January 01, 2021	to	December 31, 2021
MSC 2019-PLND	January 01, 2021	to	December 31, 2021
MSC 2020-HR8	January 01, 2021	to	December 31, 2021
MSC 2021-ILP	November 30, 2021	to	December 31, 2021
MSC 2021-L6	July 13, 2021	to	December 31, 2021
MSCI 2016-UBS11	January 01, 2021	to	December 31, 2021
MSCI 2016-UBS9	January 01, 2021	to	December 31, 2021
MSSG 2017-237P	January 01, 2021	to	December 31, 2021
MTK 2021-GRNY	December 15, 2021	to	December 31, 2021
NCMS 2018-850T (B Note)	January 01, 2021	to	July 15, 2021
NCMS 2019-AMZ7B	January 01, 2021	to	December 31, 2021
NCMS 2019-TRUE	January 01, 2021	to	December 31, 2021
NCMS 2020-AGC	January 01, 2021	to	December 31, 2021
NYO 2021-1290	November 16, 2021	to	December 31, 2021
OBPT 2019-OBP	January 01, 2021	to	December 31, 2021
OMPT 2017-1MKT	January 01, 2021	to	December 31, 2021
OMW 2020-1MW	January 01, 2021	to	December 31, 2021
ONE 2021-PARK	February 26, 2021	to	December 31, 2021
ONYP 2020-1NYP	January 01, 2021	to	December 31, 2021
OPG 2021-PORT	October 07, 2021	to	December 31, 2021
PFP 2019-5	January 01, 2021	to	December 31, 2021
PFP 2019-6	January 01, 2021	to	December 31, 2021
PFP 2021-7	March 25, 2021	to	December 31, 2021
PRK 2017-280P	January 01, 2021	to	December 31, 2021
RCMF 2018-FL2	January 01, 2021	to	April 26, 2021
RCMF 2019-FL3	January 01, 2021	to	December 31, 2021
RCMF 2020-FL4	January 01, 2021	to	December 31, 2021
RCMF 2021-FL5	March 31, 2021	to	December 31, 2021
RCMF 2021-FL6	August 17, 2021	to	December 31, 2021
RCMF 2021-FL7	November 24, 2021	to	December 31, 2021
RLGH 2021-TROT	May 17, 2021	to	December 31, 2021
SBALR 2020-RR1	January 01, 2021	to	December 31, 2021
SFO 2021-555	May 10, 2021	to	December 31, 2021
SGCMS 2016-C5	January 01, 2021	to	December 31, 2021
SGCP 2018-FL1	January 01, 2021	to	January 15, 2021
SGCP 2019-FL2	January 01, 2021	to	December 31, 2021
SGCP 2021-FL3	September 27, 2021	to	December 31, 2021

 Exhibit A - 11

Exhibit A

Asserting Party’s 2021 Servicing Platform

Applicable Certification Period

Securitization Transaction	Start Date		End Date
SLIDE 2018-FUN	January 01, 2021	to	December 31, 2021
SREIT 2021-FLWR	July 22, 2021	to	December 31, 2021
SREIT 2021-MFP	November 30, 2021	to	December 31, 2021
SREIT 2021-MFP2	December 16, 2021	to	December 31, 2021
STWD 2021-HTS	July 29, 2021	to	December 31, 2021
TPGI 2021-DGWD	June 15, 2021	to	December 31, 2021
TRTX 2018-FL2	January 01, 2021	to	December 31, 2021
UBS 2017-C2	January 01, 2021	to	December 31, 2021
UBS 2017-C3	January 01, 2021	to	December 31, 2021
UBS 2017-C5	January 01, 2021	to	December 31, 2021
UBS 2018-C10	January 01, 2021	to	December 31, 2021
UBS 2018-C12	January 01, 2021	to	December 31, 2021
UBS 2018-C14	January 01, 2021	to	December 31, 2021
UBS 2018-C8	January 01, 2021	to	December 31, 2021
UBS 2019-C16	January 01, 2021	to	December 31, 2021
UBS 2019-C18	January 01, 2021	to	December 31, 2021
UBS-B 2012-C3	January 01, 2021	to	December 31, 2021
UBSBB 2013-C6	January 01, 2021	to	December 31, 2021
VASA 2021-VASA	April 15, 2021	to	December 31, 2021
VLS 2020-LAB	January 01, 2021	to	December 31, 2021
WBHT 2019-WBM	January 01, 2021	to	December 31, 2021
WFCM 2013-LC12	January 01, 2021	to	December 31, 2021
WFCM 2014-LC18	January 01, 2021	to	December 31, 2021
WFCM 2015-LC22	January 01, 2021	to	December 31, 2021
WFCM 2016-BNK1	January 01, 2021	to	December 31, 2021
WFCM 2016-C33	January 01, 2021	to	December 31, 2021
WFCM 2016-C36	January 01, 2021	to	December 31, 2021
WFCM 2016-NXS5	January 01, 2021	to	December 31, 2021
WFCM 2017-C38	January 01, 2021	to	December 31, 2021
WFCM 2017-C42	January 01, 2021	to	December 31, 2021
WFCM 2018-C43	January 01, 2021	to	December 31, 2021
WFCM 2018-C45	January 01, 2021	to	December 31, 2021
WFCM 2018-C47	January 01, 2021	to	December 31, 2021
WFCM 2019-C50	January 01, 2021	to	December 31, 2021
WFCM 2019-C53	January 01, 2021	to	December 31, 2021
WFCM 2019-C54	January 01, 2021	to	December 31, 2021
WFCM 2020-C55	January 01, 2021	to	December 31, 2021
WFRBS 2013-UBS1	January 01, 2021	to	December 31, 2021

 Exhibit A - 12

Exhibit A

Asserting Party’s 2021 Servicing Platform

Applicable Certification Period

Securitization Transaction	Start Date		End Date
WPT 2017-WWP	January 01, 2021	to	December 31, 2021
XAN 2020-RSO8	January 01, 2021	to	December 31, 2021
XAN 2020-RSO9	January 01, 2021	to	December 31, 2021

 Exhibit A - 13